                                   THE TAIWAN
                                   FUND, INC.

                               SEMI-ANNUAL REPORT

                               FEBRUARY 29, 2000

                                   THE TAIWAN
                                   FUND, INC.

                                 WHAT'S INSIDE

                                                                PAGE
                                                                ----
Chairman's Statement                                              2
Portfolio Manager's Message                                       4
Portfolio Snapshot                                                7
Investments                                                       8
Financial Statements                                             11
Notes to Financial Statements                                    14
Other Information                                                17
Summary of Dividend Reinvestment and Cash Purchase Plan          18

    CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present the Semi-Annual Report of The Taiwan Fund, Inc. (the "Fund") for the six months ended February 29, 2000. During this period, the Fund's net asset value ("NAV") increased by approximately 19.04% in U.S. Dollar terms. During the same period the New Taiwan Dollar appreciated against the U.S. Dollar by 3.42% and the Taiwan Stock Exchange Index ("TAIEX") increased by 19.76% in U.S. Dollar terms.

On February 29, 2000, the Fund's shares were trading at US$23.13 per share, representing a discount of 10.07% from the Fund's NAV per share of US$25.72. The Fund's shares were trading at a discount of 15.27% on August 31, 1999.

The massive earthquake that hit Taiwan on September 21, 1999 claimed over 2,000 lives and over 8,000 people were injured. The epicenter of the earthquake was in the central part of the island, which is less populated and close to a mountainous area. The major impact on the economy was not due to the destruction of buildings and infrastructure facilities, such as highways, railways and harbors, but due to the power outage, which forced many businesses to close for several working days. Within a few days after the earthquake, the government's decision to provide power to Hsin-Chu Science Park on a priority basis minimized the potential damage to the economy. Indeed, Taiwan's economic growth regained its momentum the next succeeding quarter primarily due to exports, especially to Asian countries, as well as continued growth in exports to the U.S. and Europe.

Taiwan's GDP growth rate accelerated to 6.77% in the 4th quarter of 1999 as a result of the export growth rate. Export growth increased sharply in the second half of 1999 as a result of increased demand in Asia and globally. During 1999, Taiwan's GDP growth reached 5.67%, increasing from 4.57% in 1998.

Total exports for 1999 increased by 9.96% (in U.S. Dollar terms) from the previous year, while total imports increased by 5.76% from the previous year.

The results of the presidential election won by the opposition party, the Democratic Progressive Party ("DPP") surprised many people in Taiwan and around the world. The new President, Chen, Shui-Bian, has stated that he would like to resume the dialogue between Taiwan and China in the near future, and stated that he supports China's entrance into the World Trade Organization ("WTO"). Many observers believe these positions should help to relieve tensions across the Strait. The Chinese government will most likely monitor Taiwan's new leader during the short-term before deciding its political strategy. Overall, we believe that the election results indicate pro-reform sentiment among the electorate rather than

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Albert King on Sector Returns:
The volatility of the stock market is reflected not only in the index itself but also in changes in sectors. The following table shows returns for sectors in the last three semi-annual periods.
Table 1. Sector Returns: % in terms of NT$
                                                          RETURNS (IN NTD)
                                                     6 Months  6 Months 6 Months
                                                      Ended     Ended     Ended
INDICES                                              2/28/99   8/31/99   2/29/00
-------                                              ---------------------------
Cable & Wire                                             -17.9%   -3.6%    64.7%
Cement                                                   -18.2%    5.5%    47.7%
Electronics                                                6.3%   67.2%    28.0%
Paper & Pulp                                             -11.5%   26.9%    18.0%
Textile                                                  -12.0%   18.5%    17.7%
Retail                                                    -0.5%    2.7%    14.9%
Food                                                     -33.6%  -11.0%    13.7%
Plastics                                                  18.7%   41.6%    13.3%
Electrical                                               -14.4%   11.7%    10.0%
Others                                                   -32.6%   20.1%     3.0%
Construction                                             -39.5%   -8.2%     2.8%
Transportation                                             8.2%   -2.5%     1.6%
Steel                                                    -27.3%   24.5%     0.8%
Glass                                                    -14.0%  -19.3%    -1.2%
Financial                                                  7.5%    2.6%    -4.7%
Chemical                                                 -11.0%    8.7%    -8.8%
Tourism                                                   -1.9%   -3.6%    -9.3%
Rubber                                                   -13.6%    3.0%   -13.6%
Auto                                                     -24.9%  -15.8%   -16.0%
OTC Market                                               -11.9%   16.4%    41.6%
TAIEX Ex
  Financial                                               -7.3%   39.3%    21.4%
TAIEX Index                                               -3.5%   29.1%    15.7%
Taiwan Fund                                               -3.0%   41.0%    15.1%
Source: Ta-Fu Broker Database

support for independence. The immediate challenges for the new government will be to ease tensions with China and to manage a successful transfer of government. Although we expect the stock market to remain volatile in the near future due to shifts in sentiment, it should stabilize since the chance of a cross-strait conflict is slim. Given the continued improvements in the fundamentals in Taiwan, continued foreign portfolio investments, and lower stock prices of certain sound companies, the Investment Adviser believes there are many new attractive investment opportunities in Taiwan, and the Fund maintains its long-term confidence in the investment fundamentals in Taiwan.

Thank you for your continued support of The Taiwan Fund, Inc. If you have any questions concerning the Fund, including information on the Fund's holdings, we invite you to call (toll free) 1-800-636-9242.
Sincerely,

/s/ S.Y. WANG

S.Y. Wang
Chairman

    PORTFOLIO MANAGER'S MESSAGE
--------------------------------------------------------------------------------

[Albert King photo]
A Message From
Albert King,
Portfolio Manager of
The Taiwan Fund, Inc.

ECONOMIC OVERVIEW

The earthquake that hit Taiwan on September 21 claimed over 2,000 lives and over 8,000 people were injured. Although all major infrastructure facilities, such as highways, railways and harbors remained intact, there was a failure in the power grid that caused major damage because it forced many businesses to close for several days. Power rationing remained in place for almost 2 weeks. In the aftermath of the earthquake, Taiwan's economic growth has regained its momentum as a result of exports, due to global growth and demand in Asia.
Because of the earthquake, Taiwan's GDP growth rate decreased to 5.14% (on an annual basis) for the 3rd quarter of 1999, compared to 6.55% in the 2nd quarter. The GDP growth rate accelerated in the 4th quarter of 1999, reaching 6.77% as a result of export growth, which was the major driving force of economic growth. The stock market did not perform well due to lack of consumer confidence after the earthquake. During the 4th quarter of 1999, the Taiwan Stock Exchange Index ("TAIEX"), however, remained stable before rallying to reach the high of 10,393 by mid-February 2000. The continued inflow of foreign investments has also contributed to the strong demand for the NT Dollar and the surge in the stock market. The total amount of portfolio investments inflow during this reporting period reached NT$ 218.4 billion (US$ 7.1 billion), which represents approximately 1.6% of the total market capitalization of the TAIEX.

INVESTMENT STRATEGY

The Taiwan stock market has been extremely volatile of late. Since March 1998, we have adopted a new investment strategy whereby we divided the Fund into two parts: the core portfolio and the active portfolio. In the core portfolio, we use a "top-down approach" to select, within each sector, companies that provide good earnings potential over the long term and which are well managed. In the active portfolio, we use a "bottom-up approach" to pick outperforming stocks that may be growth, value or momentum plays. The Fund now allocates approximately 65% of its assets to the core portfolio, and the remaining portion to the active portfolio.

During the six month period ended February 29, 2000, the Fund's NAV increased by approximately 19.04% in U.S. Dollar terms, while the TAIEX increased by 19.76% in U.S. Dollar terms. The slight underperformance of the Fund compared to the TAIEX was due to the fact that the Fund was overweighted in cyclical sectors such as plastics and shipping, while both sectors underperformed the market by 2.4% and 14.1%, respectively.

By the end of February 2000, the Fund was focusing on the technology sector, especially the upper-stream and electronics components-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Albert King on Taiwan's Earthquake:
The immediate impact of the earthquake on the economy in Taiwan was a contraction in export growth, which is a driving force for Taiwan's economic growth. The major reason for the contraction in export growth was the power outage. However, the government was able to minimize potential damage to the economy. From an economic perspective, the earthquake caused a dip rather than a downward trend in the economy and the financial markets.
Table 2. Taiwan's Presidential Election Voting Statistics
 Presidential
 Election(%)                                                  3/96    3/00
--------------------------------------------------------------------------------
 DPP                                                          21.13  39.30
 KMT                                                          54.00  23.10
 James Soong                                                   0.00  36.84
 Independents                                                 24.87   0.76
--------------------------------------------------------------------------------
 Legislative
 Yuan (Seats)(1)                                             11/98
--------------------------------------------------------------------------------
 DPP                                                            72
 KMT                                                           126
 New Party                                                      11
 Independents                                                   16
--------------------------------------------------------------------------------

 National
 Assembly (Seats)(2)                                          5/96
--------------------------------------------------------------------------------
 DPP                                                            88
 KMT                                                           179
 New Party                                                      39
 Independents                                                   10
(1) Legislative Yuan is equivalent to the United States Congress. The next elections will be held November 2000.
(2) The National Assembly amends the Constitution. The next elections will be held May 2000.

related sectors. In particular, attention was directed towards the semiconductor sub-sector which includes companies in the IC ("Integrated Circuit") foundry-related business, such as Taiwan Semiconductor Manufacturing Co. ("TSMC") and United Micro Electronics Co. ("UMC"). Also, the Fund added shares in chip memory makers, such as Winbond Electronics Co. and Macronix International. The weakness in the prices of semiconductor companies during the past 3 years has reduced major IC-manufacturers' capabilities to increase capital expenditures ("CAPEX") due to concerns about deteriorating cash flows. CAPEX growth is expected to increase in the year 2000. As a result, we are anticipating a better demand-supply balance in 2000 and 2001. We are also relatively bullish on PC component related companies, such as Hon-Hai Precision Industry and Asustek Computer. Both of these companies were able to maintain their gross margin levels well above the industry average in 1999.
Other than the technology sectors, we are optimistic about plastics and textile companies, because of increased demand from Asia. In addition, oil prices have recently rebounded along with the CRB Industrial Index. For many years, Asian export growth has relied on commodity related products such as plastics, textiles, steel, rubber, paper and pulp. Specifically, we prefer the Formosa Plastics Group, Taiwan's largest petrochemical manufacturer, as we believe the implementation of its Sixth Naphtha Cracker ("SNC") will improve its worldwide competitiveness.

In the over-the-counter market, the Fund increased its investment in PC component-related companies, such as Team Young Advanced Ceramics and Catcher Technology. Also, the Fund increased its investment in securities of finance-related companies, such as Polaris and Jih-Sun Securities Co.

OUTLOOK

We believe that the victory of the DPP in the presidential election indicates that the majority of voters want reform. More than 75% of the votes cast were for non-KMT candidates. The new leader, Chen, Shui-Bian, faces two major challenges. The first challenge is easing tensions with China. The second challenge is managing a successful government transfer. Mr. Chen has demonstrated his desire to improve Taiwan's relationship with China on both the political and economic fronts. He has stated that he wants to resume the dialogue between Taiwan and China in the near future, and supports China's entrance into the WTO. Both statements are considered positive signs in the effort to relieve the tensions across the Strait. The Chinese government most likely will monitor Taiwan's new leader for a while before deciding its political strategy. We believe that there should be no immediate risk of a cross-strait conflict, and thus, we believe the market will resume its upward trend.

--------------------------------------------------------------------------------

In the short term, however, the stock market may remain volatile due to shifts in sentiment. The government transfer may temporarily slow investment and consumption further delaying the recovery of the domestic economy. The banking sector may suffer from short-term weakness as investors expect a rise in non-performing loans due to defaults on political loans. However, given the DPP's record in running the city/county governments, we expect increased efficiency in government and a more open economy, which should bring more business opportunities in the longer term. From an investment strategy point-of-view, we prefer to focus on the export-driven technology sector, which has the least exposure to domestic politics and the domestic economy.

We thank you for your continued support and look forward to presenting our investment strategy again in coming reports.

Sincerely yours,

/s/ Albert King

Albert King
Portfolio Manager

    PORTFOLIO SNAPSHOT
--------------------------------------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF FEBRUARY 29, 2000             %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     9.3
--------------------------------------------------
United Microelectronics Corp. Ltd.         8.0
--------------------------------------------------
Asustek Computer Inc.                      4.8
--------------------------------------------------
Hon Hai Precision Industry                 4.3
--------------------------------------------------
Nan Ya Plastics Corp.                      3.4
--------------------------------------------------
Winbond Electronics Corp.                  2.9
--------------------------------------------------
Formosa Plastic                            2.9
--------------------------------------------------
Nien Hsing Textile Co. Ltd.                2.5
--------------------------------------------------
Formosa Chemical & Fiber                   2.4
--------------------------------------------------
Cathay Life Insurance Co. Ltd.             2.4
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF FEBRUARY 29, 2000           %
--------------------------------------------------
Semi-conductor                            22.6
--------------------------------------------------
Electronics                               16.7
--------------------------------------------------
Office Equipment & PC                     15.0
--------------------------------------------------
Banks                                      8.8
--------------------------------------------------
Textiles & Apparel                         7.2
--------------------------------------------------
Plastics                                   7.0
--------------------------------------------------
Insurance                                  3.0
--------------------------------------------------
Others & Miscellaneous                     2.8
--------------------------------------------------
Shipping                                   1.9
--------------------------------------------------
Iron & Steel                               1.7
--------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 1999               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     9.5
--------------------------------------------------
Asustek Computer, Inc.                     5.7
--------------------------------------------------
United Microelectronics Corp. Ltd.         5.3
--------------------------------------------------
Hon Hai Precision Industry                 4.2
--------------------------------------------------
Formosa Plastic                            3.4
--------------------------------------------------
China Steel Corp.                          3.3
--------------------------------------------------
Advanced Semiconductor Engineering, Inc.   3.2
--------------------------------------------------
Winbond Electronics Corp.                  3.2
--------------------------------------------------
Cathay Life Insurance Co. Ltd.             3.1
--------------------------------------------------
Nan Ya Plastics Corp.                      3.0
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 1999             %
--------------------------------------------------
Semi-conductor                            22.2
--------------------------------------------------
Office Equipment & PC                     15.1
--------------------------------------------------
Plastics                                  10.5
--------------------------------------------------
Banks                                      9.7
--------------------------------------------------
Textiles & Apparel                         9.3
--------------------------------------------------
Electronics                                9.1
--------------------------------------------------
Insurance                                  4.1
--------------------------------------------------
Iron & Steel                               3.3
--------------------------------------------------
Shipping                                   2.3
--------------------------------------------------
Chemicals                                  1.7
--------------------------------------------------

    THE TAIWAN FUND, INC.
    INVESTMENTS/FEBRUARY 29, 2000 (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES) (UNAUDITED)
--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
COMMON STOCKS - 98.2%
BASIC INDUSTRIES - 12.3%
CEMENT - 1.2%
Asia Cement.............................      1,999,999   $  2,136,807
Taiwan Cement Corp. ....................      2,199,999      3,088,598
                                                          ------------
                                                             5,225,405
                                                          ------------
CHEMICALS - 0.4%
Eternal Chemical Co. Ltd. ..............        400,000        527,687
Oriental Union Chemical.................        752,000        605,030
Yung Shin Pharmaceutical Industries
 Co. ...................................        379,000        519,736
                                                          ------------
                                                             1,652,453
                                                          ------------
ELECTRICAL EQUIPMENT - 0.0%
Taichung Machinery (a)..................            116              0
                                                          ------------
GLASS - 0.3%
Taiwan Glass............................      1,350,000      1,099,348
                                                          ------------
IRON & STEEL - 1.7%
China Steel Corp. ......................      9,500,000      7,364,821
                                                          ------------
PAPER & FOREST PRODUCTS - 0.4%
Yuen Foong Yu Paper Manufacturing (a)...      2,200,000      1,490,554
                                                          ------------
PLASTICS - 7.0%
Formosa Plastic.........................      5,604,999     12,323,694
Nan Ya Plastics Corp. ..................      6,428,999     14,240,128
USI Far East Corp. (a)..................      3,300,000      3,042,019
                                                          ------------
                                                            29,605,841
                                                          ------------
RUBBER - 0.5%
Cheng Shin Rubber Industrial Co. .......      1,354,000      1,265,791
Taiwan Synthetic Rubber (a).............      1,543,000        663,440
                                                          ------------
                                                             1,929,231
                                                          ------------
WIRE & CABLE - 0.8%
Pacific Electrical Wire & Cable (a).....      1,787,000      1,856,850
Walsin Lihwa Corp.......................      1,700,000      1,544,951
                                                          ------------
                                                             3,401,801
                                                          ------------
TOTAL BASIC INDUSTRIES..................                    51,769,454
                                                          ------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
CONSTRUCTION & REAL ESTATE - 0.9%
Cathay Construction.....................      2,856,000   $  1,209,381
Hung Poo Construction Corp. ............      1,030,000        379,120
Kindom Construction Co. Ltd. (a)........      3,750,000      2,381,922
                                                          ------------
TOTAL CONSTRUCTION & REAL ESTATE........                     3,970,423
                                                          ------------
DURABLES - 7.9%
AUTOMOBILES, TIRES & ACCESSORIES - 0.7%
China Motor Co. ........................      1,407,000      1,530,742
Yue Loong Motor.........................      1,759,999      1,490,553
                                                          ------------
                                                             3,021,295
                                                          ------------
TEXTILES & APPAREL - 7.2%
Far Eastern Textile Ltd. ...............      3,000,000      6,547,231
Formosa Chemical & Fiber................      6,800,000     10,188,925
Formosa Taffeta Co. Ltd. ...............      1,310,000      1,066,775
Lealea Enterprise (a)...................      2,800,000        975,896
Nien Hsing Textile Co. Ltd. ............      4,500,000     10,773,615
Shinkong Synthetic Fibers Corp. (a).....      2,800,000        957,655
                                                          ------------
                                                            30,510,097
                                                          ------------
TOTAL DURABLES..........................                    33,531,392
                                                          ------------
FINANCE - 13.3%
BANKS - 8.8%
Bank Sinopac............................      7,000,000      4,811,075
Chang Hwa Commercial Bank (a)...........      2,005,000      2,403,388
Chiao Tung Bank.........................      1,500,000      2,516,287
China Trust Commercial Bank (a).........      3,016,000      3,241,954
Chung Hsing Bills Finance (a)...........      3,956,000      1,662,293
E. Sun Commercial Bank (a)..............      3,085,000      1,557,573
First Commercial Bank (a)...............      5,155,000      7,505,814
Hwa Nan Commercial Bank Ltd. (a)........      2,600,000      3,599,348
ICBC....................................      2,530,000      2,843,159
Taipei Bank (a).........................      1,186,900      1,074,782
Taishin International Bank (a)..........      3,000,000      2,013,029
United World Chinese....................      3,136,000      3,963,414
                                                          ------------
                                                            37,192,116
                                                          ------------

 8  The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
COMMON STOCKS - continued
FINANCIAL SERVICES - 1.5%
Jih Sun Securities Co. Ltd. ............      2,500,000   $  3,013,030
Polaris Securities Co. Ltd. (a).........      2,500,000      3,289,902
                                                          ------------
                                                             6,302,932
                                                          ------------
INSURANCE - 3.0%
Cathay Life Insurance Co. Ltd. .........      3,622,000     10,028,338
Shin Kong Life Insurance Co. ...........      2,205,000      3,095,619
                                                          ------------
                                                            13,123,957
                                                          ------------
TOTAL FINANCE...........................                    56,619,005
                                                          ------------
NONDURABLES - 1.2%
FOODS - 1.1%
AGV Products Corp. (a)..................      2,700,000      1,050,977
Great Wall Enterprises..................      1,000,000        392,508
President Enterprises Corp. ............      3,580,000      3,288,469
                                                          ------------
                                                             4,731,954
                                                          ------------
LEISURE RELATED - 0.1%
Leofoo Development......................        666,000        600,919
                                                          ------------
TOTAL NONDURABLES.......................                     5,332,873
                                                          ------------
OTHERS & MISCELLANEOUS - 2.8%
Giant Manufacturing.....................        879,999      1,051,986
Pou Chen (a)............................      1,218,000      2,797,036
Taiwan Secom Co. .......................        403,000      1,069,853
Team Young Advanced Ceramics Co. Ltd.
 (a)....................................      1,500,000      6,938,111
                                                          ------------
TOTAL OTHERS & MISCELLANEOUS............                    11,856,986
                                                          ------------
RETAIL & WHOLESALE - 0.8%
GENERAL MERCHANDISE STORES - 0.8%
Far Eastern Department Stores...........      1,058,000        637,557
President Chain Store Corp. ............        613,000      2,675,635
                                                          ------------
TOTAL RETAIL & WHOLESALE................                     3,313,192
                                                          ------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
TECHNOLOGY - 56.8%
COMPUTER SERVICE & SOFTWARE - 0.9%
Systex Corp. (a)........................        550,000   $  3,636,808
                                                          ------------
ELECTRICAL EQUIPMENT - 0.7%
Phoenixtec Power Co. Ltd. ..............        600,000      1,328,990
Teco Electric & Machinery Co. ..........      1,099,999      1,583,712
                                                          ------------
                                                             2,912,702
                                                          ------------
ELECTRONICS - 16.7%
Advanced Semiconductor Engineering, Inc.
  (a)...................................      2,049,999      6,844,459
Catcher Technology Co. Ltd. (a).........        799,200      5,310,645
CMC Magnetics Corp. (a).................        800,000      4,091,205
Compeq Manufacturing Co. Inc. (a).......        715,000      4,401,791
Delta Electronics, Inc. ................      1,900,000      9,159,609
Hon Hai Precision Industry (a)..........      1,967,000     18,324,495
Micro-Star International Co. Ltd. (a)...        800,000      4,716,612
Ritek, Inc. (a).........................        450,000      2,799,674
Siliconware Precision Industry (a)......      1,000,000      2,084,691
Ton Yi Industrial Corp. (a).............      1,305,999        548,775
Via Technologies, Inc. (a)..............        280,000      3,228,664
Wintek Corp. (a)........................      1,000,000      4,885,993
Yageo Corp..............................      3,000,000      4,543,974
                                                          ------------
                                                            70,940,587
                                                          ------------
OFFICE EQUIPMENT & PC - 15.0%
Acer, Inc. (a)..........................      2,400,000      6,527,687
Acer Peripherals, Inc. .................      1,771,000      8,220,439
Acer Sertek, Inc. ......................        700,000      4,423,453
Asustek Computer, Inc. .................      1,631,000     20,347,654
Compal Electronics, Inc. ...............      1,034,000      3,603,843
Inventec Co. Ltd. (a)...................      1,056,000      2,786,189
Quanta Computer, Inc. ..................        724,000      5,400,521
Synnex Technology International.........      1,310,000      9,174,267
Tatung Co. (a)..........................      2,200,000      3,067,101
                                                          ------------
                                                            63,551,154
                                                          ------------
SEMI-CONDUCTOR - 22.6%
Macronix International Co. Ltd. (a).....      2,220,000      5,242,671
Powerchip Semiconductor Corp. (a).......      3,000,000      5,081,433
Taiwan Semiconductor Manufacturing Co.
 (a)....................................      6,000,000     39,283,386
United Microelectronics Corp. Ltd.
 (a)....................................      9,200,000     33,713,354
Winbond Electronics Corp. (a)...........      5,000,000     12,377,850
                                                          ------------
                                                            95,698,694
                                                          ------------

    The accompanying notes are an integral part of the financial statements.   9

--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
COMMON STOCKS - continued
TELECOMMUNICATIONS - 0.9%
Ambit Microsystems Corp. ...............        300,000   $  3,087,947
D-Link Corp. ...........................        300,000        830,619
                                                          ------------
                                                             3,918,566
                                                          ------------
TOTAL TECHNOLOGY........................                   240,658,511
                                                          ------------
TRANSPORTATION - 2.2%
AIR TRAVEL - 0.3%
China Airlines (a)......................      1,840,000      1,330,554
                                                          ------------
SHIPPING - 1.9%
Evergreen Marine Corp. (a)..............      6,106,000      5,747,993
U-Ming Marine Transport (a).............      2,028,000        865,368
Wan Hai Lines Ltd. .....................        960,000        888,078
Yang Ming Marine Transport (a)..........      1,378,000        763,062
                                                          ------------
                                                             8,264,501
                                                          ------------
TOTAL TRANSPORTATION....................                     9,595,055
                                                          ------------
TOTAL COMMON STOCKS (Identified Cost -
 $258,287,097)..........................                   416,646,891
                                                          ------------

                                            PRINCIPAL
                                             AMOUNT
                                               NT$
                                            ---------
CERTIFICATES OF DEPOSIT - 1.1%
Kaohsiung Business Bank:
 4.35%, 3/17/00.........................     30,174,252        982,872
 4.35%, 3/21/00.........................     20,058,000        653,353
 4.35%, 3/24/00.........................     20,058,000        653,354
 4.35%, 3/25/00.........................     20,058,000        653,354
 4.35%, 3/29/00.........................      5,000,000        162,866
Union Bank of Taiwan 4.725%, 3/04/00....     50,321,624      1,639,138
                                                          ------------
TOTAL CERTIFICATES OF DEPOSIT
 (Identified Cost - $4,745,120).........                     4,744,937
                                                          ------------

                                            PRINCIPAL         US$
                                             AMOUNT          VALUE
                                               NT$          (NOTE 1)
                                            ---------       --------
COMMERCIAL PAPER - 0.5%
Huang Tsen 4.60%, 3/07/00 (b)
  (Identified Cost - $1,952,473)........     59,940,920   $  1,952,473
                                                          ------------
                                            MATURITY
                                             AMOUNT
                                               US$
                                            --------
REPURCHASE AGREEMENT - 0.2%
With State Street Bank and Trust Co. at
  2.00%, dated 2/28/00, due 3/6/00
  (collateralized by US Treasury Notes
  5.625%, 5/15/08, market value of
  $659,904).............................  $     644,250   $    644,000
                                                          ------------
TOTAL INVESTMENTS - 100%
 (COST - $265,628,690)..................                  $423,988,301
                                                          ============

LEGEND:

NT$  - New Taiwan dollar

US$  - United States dollar

(a) Non-income producing
(b) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

INCOME TAX INFORMATION:

At February 29, 2000, the aggregate cost basis of the Fund's investment securities for income tax purposes was $266,691,874. Net unrealized appreciation of the Fund's investment securities was $157,296,427, of which $170,655,732 related to appreciated investment securities and $13,359,305 related to depreciated investment securities for the six months ended February 29, 2000. In addition, the Fund had a capital loss carryforward of $7,668,967 for the year ended August 31, 1999. The capital loss carryforward may be utilized to offset capital gains through August 31, 2007.

 10 The accompanying notes are an integral part of the financial statements.

    FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2000 (Unaudited)

ASSETS
Investment in securities, at value
 (including repurchase agreement of
 $644,000) (cost $265,628,690 (Notes 1 and
 2) - See accompanying schedule...........               $423,988,301
Cash......................................                        394
Cash in New Taiwan dollars (cost
 $95,154).................................                     95,154
Receivable for investments sold...........                  1,887,203
Interest receivable.......................                      9,916
                                                         ------------
 Total assets.............................                425,980,968
                                                         ------------
LIABILITIES
Payable for investments purchased.........  $4,310,064
Accrued management fee (Note 3)...........     497,233
Taiwan withholding tax payable (Note 1)...       1,895
Other payables and accrued expenses.......     269,095
                                            ----------
 Total liabilities........................                  5,078,287
                                                         ------------
NET ASSETS................................               $420,902,681
                                                         ============
Net Assets consist of (Note 1):
Paid in capital...........................               $263,196,276
Accumulated net investment loss...........                 (3,586,985)
Accumulated undistributed net realized
 gain on investments and foreign
 currency.................................                  2,934,891
Net unrealized appreciation (depreciation)
 on:
 Investment securities....................                158,359,611
 Assets and liabilities denominated in
   foreign currencies.....................                     (1,112)
                                                         ------------
NET ASSETS................................               $420,902,681
                                                         ============
NET ASSET VALUE, per share ($420,902,681 /
 16,365,572 shares outstanding)...........                     $25.72
                                                                =====


STATEMENT OF OPERATIONS
Six Months Ended February 29, 2000 (Unaudited)

INVESTMENT INCOME
Dividends.................................                $    17,343
Interest..................................                    171,653
                                                          -----------
                                                              188,996
Less: Taiwan witholding tax (Note 1)......                    (32,256)
                                                          -----------
 Total Income.............................                    156,740
EXPENSES
Management fee (Note 3)
 Basic fee................................  $ 2,401,031
 Performance adjustment...................      517,684
Custodian fees and expenses...............      308,694
Administration and accounting fees (Note
 3).......................................      148,617
Directors compensation....................       72,284
Audit.....................................       61,661
Legal.....................................       59,920
Shareholder communications................       44,754
Delaware franchise tax....................       41,599
Taiwan stock dividend tax (Note 1)........       31,531
Insurance fees............................       29,837
Transfer agent fees.......................        9,804
Miscellaneous.............................       16,309
                                            -----------
 Total expenses...........................                  3,743,725
                                                          -----------
 NET INVESTMENT LOSS......................                 (3,586,985)
                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 1)
Net realized gain on:
 Investment securities....................   21,207,763
 Foreign currency transactions............       21,517
                                            -----------
                                                           21,229,280
Change in net unrealized appreciation
 (depreciation) on:
 Investment securities....................   49,654,409
 Assets and liabilities denominated in
   foreign currencies.....................       (8,406)
                                            -----------
                                                           49,646,003
                                                          -----------
Net gain..................................                 70,875,283
                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS...............................                $67,288,298
                                                          ===========

    The accompanying notes are an integral part of the financial statements.  11

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                              Six Months Ended      Year Ended
                                                              February 29, 2000     August 31,
                                                                 (Unaudited)           1999
                                                              -----------------    ------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment loss........................................    $ (3,586,985)      $ (3,284,354)
 Net realized gain (loss) on investments and foreign
   currency transactions....................................      21,229,280        (22,045,955)
 Change in net unrealized appreciation on investments and
   foreign currency transactions............................      49,646,003        144,117,776
                                                                ------------       ------------
 Net increase in net assets resulting from operations.......      67,288,298        118,787,467
                                                                ------------       ------------
Distributions to shareholders
 From net realized gains....................................               0        (16,529,228)
                                                                ------------       ------------
 Total distributions to shareholders........................               0        (16,529,228)
                                                                ------------       ------------
 Total increase (decrease) in net assets....................      67,288,298        102,258,239
                                                                ------------       ------------
NET ASSETS
  Beginning of period.......................................     353,614,383        251,356,144
                                                                ------------       ------------
 End of period (including accumulated net investment loss of
   $3,586,985 and $0 respectively)..........................    $420,902,681       $353,614,383
                                                                ============       ============
OTHER INFORMATION
  Shares (Note 4)
 Sold.......................................................               0                  0
 Issued in reinvestment of distributions from net investment
   income...................................................               0                  0
                                                                ------------       ------------
 Net increase (decrease)....................................               0                  0
                                                                ============       ============

 12 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                     Six Months Ended
                                                       February 29,                       Years Ended August 31,
                                                           2000          --------------------------------------------------------
                                                       (Unaudited)         1999        1998        1997        1996        1995
                                                     ----------------    --------    --------    --------    --------    --------
SELECTED PER SHARE DATA
Net asset value, beginning of period...............      $  21.61        $  15.36    $  35.98    $  22.25    $  18.28    $  32.26
                                                         --------        --------    --------    --------    --------    --------
Income from Investment Operations
 Net investment loss(a)............................         (0.22)          (0.20)(d)    (0.33)(c)    (0.50)    (0.18)(b)    (0.19)
 Net realized and unrealized gain (loss) on
   investments.....................................          4.33            7.46      (15.68)      14.24        4.18       (7.27)
                                                         --------        --------    --------    --------    --------    --------
 Total from investment operations..................          4.11            7.26      (16.01)      13.74        4.00       (7.46)
                                                         --------        --------    --------    --------    --------    --------
Less Distributions
 In excess of net investment income................            --              --          --       (0.01)      (0.03)         --
 From net realized gains...........................            --           (1.01)      (4.61)         --          --       (5.88)
 In excess of net realized gains...................            --              --          --          --          --       (0.21)
                                                         --------        --------    --------    --------    --------    --------
 Total distributions...............................            --           (1.01)      (4.61)      (0.01)      (0.03)      (6.09)
                                                         --------        --------    --------    --------    --------    --------
Antidilution/(Dilution) resulting from additional
 offering of shares at market and reinvestment of
 dividends at market...............................            --              --          --          --        0.02       (0.40)
Offering expenses..................................            --              --          --          --       (0.02)      (0.03)
                                                         --------        --------    --------    --------    --------    --------
Net asset value, end of period.....................      $  25.72        $  21.61    $  15.36    $  35.98    $  22.25    $  18.28
                                                         ========        ========    ========    ========    ========    ========
Market value, end of period........................      $  23.13        $  18.31    $  11.00    $  25.56    $  23.50    $  21.63
                                                         ========        ========    ========    ========    ========    ========
TOTAL RETURN
Per-share market value.............................         26.28%          79.41%     (48.87)%      8.80%       8.80%     (12.00)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)............      $420,903        $353,614    $251,356    $588,911    $364,159    $271,095
Ratio of expenses to average net assets(e).........          2.02%*          2.21%       2.29%(f)     2.56%      2.24%       2.43%
Ratio of expenses to average net assets, excluding
 stock dividend tax expense........................          2.01%*          1.88%       1.87%(f)     2.25%      1.81%       2.02%
Ratio of net investment loss to average net
 assets............................................         (1.94)%*        (1.15)%     (1.51)%     (1.74)%     (0.92)%     (0.78)%
Portfolio turnover rate............................            61%            125%         97%        126%        131%        159%

(a) Based on average shares outstanding during the period.
(b) Investment Income per share reflects a regular dividend from China Steel Corp. of $0.05 per share. (Based on shares outstanding at 8/31/96.)
(c) Investment Income per share reflects a regular dividend from China Steel Corp. of $0.02 per share. (Based on shares outstanding at 8/31/98.)
(d) Investment Income per share reflects a regular dividend from China Steel Corp. of $0.04 per share. (Based on shares outstanding at 8/31/99.)
(e) Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(f) Ratio of expenses after waiver.
 *  Annualized.

    The accompanying notes are an integral part of the financial statements.  13

    NOTES TO FINANCIAL STATEMENTS (unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China (ROC) companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract (Management Contract) among China Securities Investment Trust Corporation (Adviser), the International Commercial Bank of China (Custodian) and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

The Fund is treated as a Qualified Foreign Institutional Investor (QFII) which limits the Fund's ownership of a company's shares to no more than 15% of such shares. In addition, all QFIIs together can not own more than 30% of a company's shares. All Funds managed by China Securities Investment Trust Company (CSITC) are limited in aggregate to 10% ownership of a company's shares.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles.

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there was no sales price on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors of the Fund may prescribe. Short-term investments, having a maturity of 60 days or less are valued at cost which approximates market value, with accrued interest or discount earned included in interest receivable.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued
Forward Foreign Currency Transactions. A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 29, 2000 the Fund had no open Forwards.

Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on corporate bonds and mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

Investment Income. Dividend income is recorded on the ex-dividend date, except where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Dividends are typically declared by Taiwanese companies in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and excise tax regulations.

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short-term securities, aggregated $225,084,545 and $222,133,930, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee. As the Fund's investment adviser, CSITC receives a fee that is computed daily at an annual rate of 1.30% of the Fund's average net assets. The basic fee is subject to a performance adjustment (up to a maximum of .30%) based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period.

For the six months ended February 29, 2000, the management fee, including the performance adjustments, was equivalent to an annual rate of 1.58% of average net assets.

Directors Fees. No director, officer or employee of the Investment Manager or its' affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager an annual fee of $10,000 plus $1,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

Administration Fees. State Street Bank and Trust Company ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. Prior to November 1, 1999 for these services, the Fund paid State Street a fee at the annual rate of 0.09% of the Fund's average daily net assets up to $150 million, 0.06% of the next $150 million, and 0.04% of those assets in excess of $300 million, subject to certain minimum requirements. Effective November 1, 1999 the fund approved an increase in the administration fees to an annual rate of 0.11% of the Fund's average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements.

4. FUND SHARES

At February 29, 2000, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding.

    OTHER INFORMATION (unaudited)
--------------------------------------------------------------------------------

RESULTS OF ANNUAL STOCKHOLDER MEETING VOTING HELD FEBRUARY 28, 2000

1.) ELECTION OF DIRECTORS - The stockholders of the fund elected David Dean,
    Benny T. Hu, Lawrence J. Lau, Joe O. Rogers, Jack C. Tang, Gloria Wang, Lawrence Weber and Shao-Yu Wang to the Board of Directors to hold office until their successors are elected and qualified.

                                                      For          Withheld
                                                      ---          --------
David Dean                                       8,379,613.430    31,378.277
Benny T. Hu                                      8,377,861.732    33,129.975
Lawrence J. Lau                                  8,377,861.732    33,129.975
Joe O. Rogers                                    8,377,861.732    33,129.975
Jack C. Tang                                     8,377,861.732    33,629.975
Gloria Wang                                      8,377,861.732    33,129.975
Lawrence F. Weber                                8,377,861.732    33,129.975
Shao-Yu Wang                                     8,377,861.732    33,629.975

2.) RATIFICATION OR REJECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS - The stockholders of the Fund ratified the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending August 31, 2000.

     FOR        AGAINST     ABSTAIN
     ---        -------     -------
8,391,041.638  10,944.092  9,005.000

BYLAW AMENDMENT

The Board of Directors of the Fund, at a meeting held on October 11, 1999, approved an amendment to the Fund's Bylaws which requires that a stockholder of the Fund provide advance notice to the Fund should such stockholder desire to present a proposal at a stockholders' meeting. The Fund filed an amendment to its registration statement for the purpose of filing the Amended and Restated Bylaws on October 27, 1999.

AMENDED CODE OF ETHICS

At a meeting of the Board of Directors of the Fund held on April 11, 2000, the Directors adopted an amended Code of Ethics to conform to the amendments to Rule 17j-1 under the Investment Company Act of 1940, adopted by the Securities and Exchange Commission on August 27, 1999. In accordance with Rule 17j-1, the Fund intends to file an amendment to its Registration Statement on or about May 2, 2000 to reflect the adoption of an amended Code of Ethics.

    SUMMARY OF DIVIDEND REINVESTMENT AND

    CASH PURCHASE PLAN
--------------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of The Taiwan Fund, Inc. (the "Fund") a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. State Street Bank and Trust Company acts as Plan Agent for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Agent on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION

Plan participants have the option of making investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 semi-annually. The Plan Agent will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Agent. We suggest you send your check to the following address to be received on or about February 5 or August 5 to allow time for processing: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266. The Plan Agent will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

 18
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IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Agent on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by written notice to the Plan Agent.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Agent will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, 1-800-426-5523. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Agent may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 90 days before the record date of any dividend or capital gains distribution by the Fund.

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    UNITED STATES ADDRESS
    The Taiwan Fund, Inc.
    225 Franklin Street
    Boston, MA
    1-800-636-9242

    INVESTMENT ADVISER
    China Securities Investment Trust Corporation
    Taipei, Taiwan

    DIRECTORS AND OFFICERS
    S.Y. Wang, Chairman of the Board and Director
    Benny T. Hu, President and Director
    David Dean, Director
    Joe O. Rogers, Director
    Jack C. Tang, Director
    Lawrence J. Lau, Director
    Gloria Wang, Director
    Lawrence F. Weber, Director
    Vicki Hau, Secretary and Treasurer
    Laurence E. Cranch, Assistant Secretary

    ADMINISTRATOR, ACCOUNTING AGENT,
    TRANSFER AGENT, DIVIDEND PAYING
    AGENT, AND REGISTRAR
    State Street Bank and Trust Company
    Boston, MA

    CUSTODIANS
    The International Commercial Bank of China
    Taipei, Taiwan
    State Street Bank and Trust Company
    Boston, MA

    LEGAL COUNSEL
    Clifford Chance Rogers & Wells LLP, New York, NY
    Lee and Li, Taipei, Taiwan

    INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    Boston, MA